[UNITED OF OMAHA LOGO]	[COMPANION OF NEW YORK LOGO]
ULTRA VARIABLE LIFE ULTRA-ACCESS VARIABLE ANNUITY ULTRANNUITY SERIES V VARIABLE ANNUITY	ULTRA VARIABLE LIFE ULTRANNUITY SERIES V VARIABLE ANNUITY

Prospectus Supplement Dated July 24, 2013

Subject to a shareholder vote to be held on August 8, 2013, effective August 14, 2013, the MFS® High Income Series will merge into the MFS® VIT High Yield Portfolio. The MFS® High Income Series Subaccount will begin investing in the MFS® VIT High Yield Portfolio and will change its name on the same date to MFS® VIT High Yield Portfolio. All references to the former (MFS® High Income Series) name in the Prospectus are hereby changed to reflect the new name effective August 14, 2013.

Subject to a shareholder vote to be held on August 8, 2013, effective August 14, 2013, the MFS® Strategic Income Series will merge into the MFS® VIT Strategic Income Portfolio. The MFS® Strategic Income Series Subaccount will begin investing in the MFS® VIT Strategic Income Portfolio and will change its name on the same date to MFS® VIT Strategic Income Portfolio. All references to the former name (MFS® Strategic Income Series) in the Prospectus are hereby changed to reflect the new name effective August 14, 2013.

Investors should retain this supplement for future reference.

UNITED OF OMAHA LIFE INSURANCE COMPANY,  Variable Product Services
or
COMPANION LIFE INSURANCE COMPANY,  Variable Product Services

Mailing Address:  P.O.  Box 750497, Topeka, Kansas 66675-0497   1-800-238-9354